UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2023

Vistagen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94080
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2023, Joshua Prince was appointed to serve as the Chief Operating Officer of Vistagen Therapeutics, Inc. (the “Company”).  Mr. Prince, age 53, has served as the Company’s Senior Vice President, Business Operations, since November 2021.  Mr. Prince has over 20 years of experience in the pharmaceutical industry. Throughout his career, he has developed extensive expertise from early development through commercial launch of pharmaceuticals across a range of therapeutic areas.  Prior to joining the Company, Mr. Prince held multiple positions at CSL Behring (ASX: CSL), Teva Pharmaceuticals (NYSE: TEVA), and AstraZeneca PLC (NASDAQ: AZN), including North American Lead, Commercial Insight and Analytics, Senior Director of CNS Global Insight, and Director of Forecasting & Performance Analytics.  Mr. Prince holds a BS in Mechanical Engineering from the University of Missouri-Rolla, and an MBA from The Pennsylvania State University.

Except as disclosed herein, there are no arrangements or understandings between Mr. Prince and any other person pursuant to which he was appointed as the Company’s Chief Operating Officer, and Mr. Prince is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment, the Company entered into an Indemnification Agreement (the “Indemnification Agreement”) with Mr. Prince, a copy of which is attached hereto as Exhibit 10.1. The Indemnification Agreement requires the Company to indemnify Mr. Prince to the fullest extent permitted under Nevada law against liability that may arise by reason of his service to the Company and to advance certain expenses incurred as a result of any proceeding against him as to which he could be indemnified.

The foregoing description of the Indemnification Agreement is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description

10.1	Indemnification Agreement, dated October 24, 2023, by and between Vistagen Therapeutics, Inc. and Joshua Prince
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistagen Therapeutics, Inc.

Date: October 26, 2023	By:	/s/ Shawn K. Singh
Shawn K. Singh, JD Chief Executive Officer